UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2019

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio		44654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (330) 674-9015

Not Applicable

(Former Name or former address if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $6.25 per share	CSBB	OTC-PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On September 27, 2019, CSB Bancorp, Inc. issued a press release announcing its declaration of quarterly dividends. A copy of this press release is furnished herein as Exhibit 99.1.

ITEM 9.01	EXHIBITS

99.1	Press release dated September 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: September 27, 2019		Senior Vice President and Chief Financial Officer